UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

VICOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18277	04-2742817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Frontage Road, Andover, Massachusetts 01810

(Address of Principal Executive Offices) (Zip Code)

(978) 470-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

Grant Thornton LLP (“GT”) was previously the independent registered public accounting firm for Vicor Corporation (the “Company”). On August 8, 2013, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) approved the dismissal of GT as the Company’s independent registered public accounting firm.

On August 8, 2013 the Company’s Chief Financial Officer notified GT that it had been dismissed as the Company’s independent registered public accounting firm by the Company’s Audit Committee.

During the years ended December 31, 2012 and 2011, and the subsequent interim period through August 8, 2013, there were no: (1) disagreements with GT on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to GT’s satisfaction, would have caused GT to make reference to the matter in their reports, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of GT on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope, or accounting principles.

The audit reports of GT on the Company’s effectiveness of internal control over financial reporting as of December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope, or accounting principles.

The Company furnished a copy of the above disclosures to GT and requested that GT provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of GT’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On August 8, 2013, the Audit Committee determined to engage KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. On August 13, 2013, the Company engaged KPMG as the Company’s independent registered public accounting firm.

During the years ended December 31, 2012 and 2011, and the subsequent interim period through August 8, 2013, neither the Company, nor anyone on its behalf, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR CORPORATION

Date: August 13, 2013	By:	/s/ James A. Simms
James A. Simms
Corporate Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Document

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission